EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18

U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No 1 to Quarterly Report on Form 10-Q for the period ended November 30, 2023 of Karbon-X Corp., a Nevada corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Chad Clovis, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Amended Quarterly Report fully complies with the requirements of Section 13(a) or15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in this Amended Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 23, 2024	By:	/s/ Chad Clovis
Chad Clovis
Chief Executive Officer and Director